This is filed pursuant to Rule 497(e).
File Nos. 33-18647 and 811-05398.

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                                 ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
                                    -AllianceBernstein Balanced Shares Portfolio
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Supplement dated September 15, 2006 to the Prospectuses dated May 1, 2006 of
AllianceBernstein Variable Products Series Fund that offer Class A and Class B shares of AllianceBernstein Balanced Shares Portfolio.

The following information is added to the Portfolio's Prospectuses under the heading "More Information About the Portfolio and Its Investments."

CREDIT RATINGS

Credit ratings of fixed-income securities measure an issuer's expected ability to pay principal and interest over time. Credit ratings are determined by ratings organizations, such as Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch Ratings ("Fitch"). A lower rating means there is a greater chance that an issuer will fail to meet its payment obligation or default. The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by the Adviser:

     o    investment grade or

     o    below investment grade ("high yield securities" or "junk bonds").

The credit rating organizations may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody's, with the addition of a plus (+) or minus (-) sign in the case of S&P and Fitch, and with the addition of "high" or "low" for Dominion Bond Rating Services Limited. The Portfolio may purchase a security, regardless of any rating modification, provided the security is rated at or above the Portfolio's minimum rating category. For example, the Portfolio may purchase a security rated B1 by Moody's, or B- by S&P, provided the Portfolio may purchase securities rated B. Any reference to ratings by S&P or Moody's includes equivalent ratings by other rating agencies.

The following information is added to the Portfolio's Prospectuses under the heading "Management of the Portfolios - Portfolio Managers."

Mr. Stanley Martinez joins the Balanced Shares Investment Team and, along with Mr. John Kelly, is responsible for the day-to-day management of the debt component of the Portfolio's portfolio. Mr. Martinez is Vice President and Investment Grade Credit Research Analyst for the Adviser since 2003. Prior to joining the Adviser, Mr. Martinez was Assistant Vice President at Conning Asset Management from 2001 to 2003.

This Supplement should be read in conjunction with the Prospectus for the Portfolio.

You should retain this Supplement with your Prospectus for future reference.

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used by permission of the owner, AllianceBernstein L.P.


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